EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Editor’s Contact:
Gerry Ansel
QLogic Corporation
Phone: (949) 389-7664
gerry.ansel@qlogic.com

Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com

QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2005

Aliso Viejo, Calif., October 13, 2004 – QLogic Corporation (Nasdaq:QLGC), the company that powers storage area networks (SANs), today announced its second quarter financial results for the period ended September 26, 2004.

Net revenues for the second quarter of fiscal 2005 were $134.6 million and increased 2% from the $132.3 million reported in the comparable quarter last year. Fibre Channel product revenues for the second quarter of fiscal 2005 were $108.4 million and represented 81% of the Company’s total revenue. Fibre Channel product revenues for the second quarter were up 9% from the comparable quarter last year. Net income on a GAAP basis for the second quarter of fiscal 2005 was $35.9 million, or $0.38 per share on a diluted basis, and increased 5% from the $34.2 million, or $0.35 per share on a diluted basis, reported in the second quarter of last year.

During the second quarter of fiscal 2005, net revenues increased 4% sequentially from the $129.8 million reported in the first quarter of fiscal 2005. Fibre Channel product revenues for the second quarter of fiscal 2005 were up 3% sequentially from the first quarter of fiscal 2005. Second quarter net income on a GAAP basis increased 11% from the $32.2 million, or $0.34 per share on a diluted basis, reported in the first quarter of fiscal 2005.

Net revenues for the first six months of fiscal 2005 were $264.4 million, up 2% from the $258.5 million reported for the same period of fiscal year 2004. Net income on a GAAP basis for the first six months of fiscal 2005 was $68.1 million, or $0.73 per share on a diluted basis, an increase of 3% from the $65.9 million, or $0.68 per share on a diluted basis, reported for the same period last year.

The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. These non-GAAP measures include an adjustment for merger related stock compensation charges. A description of the purpose and benefit of such non-GAAP financial information is presented below and a reconciliation between the GAAP and non-GAAP measures is included in the accompanying financial data.

Non-GAAP net income for the second quarter of fiscal 2005 was $37.7 million, or $0.40 per share on a diluted basis, and increased 4% from the $36.1 million, or $0.37 per share on a diluted basis, reported in the second quarter of last year. Non-GAAP net income for the second quarter of fiscal 2005 increased 11% sequentially from the $34.0 million, or $0.36 per share on a diluted basis, reported for the first quarter of fiscal 2005.

During the first six months of fiscal 2005, the Company’s non-GAAP net income was $71.7 million, or $0.77 per share on a diluted basis, an increase of 3% from the $69.9 million, or $0.73 per share on a diluted basis, reported last year.

The Company’s income tax rate declined in the current quarter due to the favorable resolution of routine tax examinations, resulting in a $0.01 per share benefit to the reported diluted earnings per share for the second quarter and a $0.02 per share benefit for the first six months of fiscal 2005.

“We continue to execute against our strategy to grow market share in expanding markets and establish ourselves in new markets that will create incremental growth opportunities for QLogic,” said H.K. Desai, the Company’s chairman, chief executive officer and president. “Consistency in executing our strategies will act as the foundation for our ongoing success.”

The Company generated $70 million in cash from operations during the first six months of fiscal 2005 and used $50 million in fiscal 2005 to purchase its common stock pursuant to the Company’s stock repurchase programs. The Company’s balance sheet at the end of the second quarter of fiscal 2005 was highlighted by $755 million of cash and short-term investments.

QLogic’s fiscal 2005 second quarter conference call is scheduled today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chairman of the board, chief executive officer and president, and Tony Massetti, vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com. Phone access to participate in the conference call is available at (719) 457-2658, pass code: 926203.

The quarterly financial information that the Company intends to discuss during the conference call is included in this press release and will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. To listen to a webcast replay of the conference call, please visit the Investor Relations section of the Company’s website at www.qlogic.com. The webcast replay will be available for 12 months following the conference call. An audio replay of the conference call will also be available through October 27, 2004 by calling (719) 457-0820, pass code: 926203.

Non-GAAP Financial Measurements

The non-GAAP net income and related net income per share amounts supplement the corresponding financial measurements computed in accordance with generally accepted accounting principles (GAAP) and exclude non-cash merger related stock compensation charges. The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Items excluded from non-GAAP financial measurements are also excluded by management in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP financial measurements. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

Powered by QLogic

Since 1993, over 50 million QLogic products have shipped inside servers, workstations, RAID subsystems, tape libraries, disk and tape drives. These products were delivered to small, medium and large enterprises around the world. Powering solutions from leading companies like Cisco, Dell, EMC, Fujitsu, Hitachi, HP, IBM, NEC, Network Appliance, Quantum, StorageTek and Sun Microsystems, the broad line of QLogic controller chips, host bus adapters, network switches and management software move data from storage devices through the network fabric to servers. A member of the S&P 500 and NASDAQ 100, QLogic was named to the following during fiscal year 2004: (i) Fortune’s 100 Fastest Growing Companies list for the fourth consecutive year; (ii) Forbes’ Best 200 Small Companies for the fifth consecutive year; and (iii) Business Week’s list of 100 Hot Growth Companies. For more information visit www.qlogic.com.

Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer - Forward Looking Statements

This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: the volatility of the Company’s stock price; fluctuations in operating results; the dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the dependence on relationships with certain silicon chip suppliers and other subcontractors; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; changes in semiconductor foundry capacity; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by rapid growth and expansion; the ability to attract and retain key personnel; the ability to protect proprietary rights or to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; decreasing effectiveness of equity compensation in employee retention; charter documents and stockholder rights plan that may discourage a business combination; and facilities located in areas subject to earthquakes.

More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports, filed or to be filed with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

Consolidated GAAP Results

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	Sep. 26,	Sep. 28,
	2004	2004	2003	2004	2003
Net revenues	$134,609	$129,811	$132,267	$264,420	$258,502
Gross profit	93,436	89,856	89,901	183,292	174,134
Operating income	50,856	48,288	51,575	99,144	97,253
Net income	35,882	32,203	34,181	68,085	65,857
Net income per share - diluted	0.38	0.34	0.35	0.73	0.68
Weighted average common shares outstanding – diluted	93,222	94,107	96,360	93,664	96,181

Consolidated Results Including Non-GAAP Adjustments

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	Sep. 26,	Sep. 28,
	2004	2004	2003	2004	2003
Net revenues	$134,609	$129,811	$132,267	$264,420	$258,502
Gross profit	93,436	89,856	89,901	183,292	174,134
Operating income	52,635	50,111	53,467	102,746	101,257
Net income	37,661	34,026	36,073	71,687	69,861
Net income per share - diluted	0.40	0.36	0.37	0.77	0.73
Weighted average common shares outstanding – diluted	93,222	94,107	96,360	93,664	96,181

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS (continued)

(unaudited — in thousands)

Description of Non-GAAP Adjustments

A summary of the non-GAAP adjustments is as follows:

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	Sep. 26,	Sep. 28,
	2004	2004	2003	2004	2003
Merger related stock compensation charges	$1,779	$1,823	$1,892	$3,602	$4,004

Non-GAAP Financial Measurements

In addition to the results presented throughout this document in accordance with generally accepted accounting principles (GAAP), the Company has provided non-GAAP measurements, which present operating results on a basis including certain non-GAAP adjustments. Details of these adjustments are presented in the table above.

The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Management uses the non-GAAP operating results in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP operating results. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended September 26, 2004			Three Months Ended September 28, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Net revenues	$134,609	$—	$134,609	$132,267	$—	$132,267
Cost of revenues	41,173	—	41,173	42,366	—	42,366

Gross profit	93,436	—	93,436	89,901	—	89,901
Operating expenses:
Engineering and development	24,146	(1,779)	22,367	21,482	(1,892)	19,590
Sales and marketing	14,202	—	14,202	12,436	—	12,436
General and administrative	4,232	—	4,232	4,408	—	4,408

Total operating expenses	42,580	(1,779)	40,801	38,326	(1,892)	36,434

Operating income	50,856	1,779	52,635	51,575	1,892	53,467
Interest and other income	4,233	—	4,233	3,556	—	3,556

Income before income taxes	55,089	1,779	56,868	55,131	1,892	57,023
Income taxes	19,207	—	19,207	20,950	—	20,950

Net income	$35,882	$1,779	$37,661	$34,181	$1,892	$36,073

Net income per share:
Basic	$0.39	$0.02	$0.41	$0.36	$0.02	$0.38
Diluted	$0.38	$0.02	$0.40	$0.35	$0.02	$0.37
Number of shares used in per share computations:
Basic	92,485	—	92,485	94,282	—	94,282
Diluted	93,222	—	93,222	96,360	—	96,360

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended September 26, 2004			Three Months Ended June 27, 2004
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Net revenues	$134,609	$—	$134,609	$129,811	$—	$129,811
Cost of revenues	41,173	—	41,173	39,955	—	39,955

Gross profit	93,436	—	93,436	89,856	—	89,856
Operating expenses:
Engineering and development	24,146	(1,779)	22,367	23,155	(1,823)	21,332
Sales and marketing	14,202	—	14,202	14,200	—	14,200
General and administrative	4,232	—	4,232	4,213	—	4,213

Total operating expenses	42,580	(1,779)	40,801	41,568	(1,823)	39,745

Operating income	50,856	1,779	52,635	48,288	1,823	50,111
Interest and other income	4,233	—	4,233	3,633	—	3,633

Income before income taxes	55,089	1,779	56,868	51,921	1,823	53,744
Income taxes	19,207	—	19,207	19,718	—	19,718

Net income	$35,882	$1,779	$37,661	$32,203	$1,823	$34,026

Net income per share:
Basic	$0.39	$0.02	$0.41	$0.34	$0.02	$0.36
Diluted	$0.38	$0.02	$0.40	$0.34	$0.02	$0.36
Number of shares used in per share computations:
Basic	92,485	—	92,485	93,346	—	93,346
Diluted	93,222	—	93,222	94,107	—	94,107

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Six Months Ended September 26, 2004			Six Months Ended September 28, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Net revenues	$264,420	$—	$264,420	$258,502	$—	$258,502
Cost of revenues	81,128	—	81,128	84,368	—	84,368

Gross profit	183,292	—	183,292	174,134	—	174,134
Operating expenses:
Engineering and development	47,301	(3,602)	43,699	44,217	(4,004)	40,213
Sales and marketing	28,402	—	28,402	24,165	—	24,165
General and administrative	8,445	—	8,445	8,499	—	8,499

Total operating expenses	84,148	(3,602)	80,546	76,881	(4,004)	72,877

Operating income	99,144	3,602	102,746	97,253	4,004	101,257
Interest and other income	7,866	—	7,866	8,968	—	8,968

Income before income taxes	107,010	3,602	110,612	106,221	4,004	110,225
Income taxes	38,925	—	38,925	40,364	—	40,364

Net income	$68,085	$3,602	$71,687	$65,857	$4,004	$69,861

Net income per share:
Basic	$0.73	$0.04	$0.77	$0.70	$0.04	$0.74
Diluted	$0.73	$0.04	$0.77	$0.68	$0.05	$0.73
Number of shares used in per share computations:
Basic	92,915	—	92,915	94,150	—	94,150
Diluted	93,664	—	93,664	96,181	—	96,181

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	Sep. 26, 2004	Mar. 28, 2004
ASSETS
Current assets:
Cash and cash equivalents	$197,379	$156,593
Short-term investments	557,296	586,441
Accounts receivable, net	72,031	67,355
Inventories	22,404	20,935
Other current assets	23,874	22,256

Total current assets	872,984	853,580
Property and equipment, net	67,805	67,224
Other assets	7,036	7,711

	$947,825	$928,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,200	$18,570
Accrued compensation	13,943	18,849
Income taxes payable	16,441	10,691
Other liabilities	13,020	12,687

Total current liabilities	61,604	60,797
Total stockholders’ equity	886,221	867,718

	$947,825	$928,515

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	Sep. 26,	Sep. 28,
	2004	2003
Cash flows from operating activities:
Net income	$68,085	$65,857
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,402	7,128
Deferred income taxes	(834)	7,539
Tax benefit from issuance of stock under stock plans	487	6,246
Amortization of deferred stock-based compensation	329	730
Provision for losses on accounts receivable	424	—
Loss on disposal of property and equipment	7	104
Changes in operating assets and liabilities:
Accounts receivable	(5,100)	(15,203)
Inventories	(1,469)	48
Other assets	(109)	1,145
Accounts payable	(370)	2,129
Accrued compensation	(4,906)	(5,354)
Income taxes payable	5,750	(5,796)
Other liabilities	333	3,379

Net cash provided by operating activities	70,029	67,952

Cash flows from investing activities:
Purchases of marketable securities	(305,171)	(449,837)
Sales and maturities of marketable securities	330,330	420,262
Additions to property and equipment	(7,990)	(9,920)

Net cash provided by (used in) investing activities	17,169	(39,495)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	3,596	8,969
Purchase of treasury stock	(50,008)	(998)

Net cash provided by (used in) financing activities	(46,412)	7,971

Net increase in cash and cash equivalents	40,786	36,428
Cash and cash equivalents at beginning of period	156,593	137,810

Cash and cash equivalents at end of period	$197,379	$174,238

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the Company’s revenue components is as follows:

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	Sep. 26,	Sep. 28,
	2004	2004	2003	2004	2003
Fibre Channel products	$108,414	$104,792	$99,742	$213,206	$193,224
SCSI products	24,899	24,083	31,210	48,982	63,519
Other	1,296	936	1,315	2,232	1,759

	$134,609	$129,811	$132,267	$264,420	$258,502

Geographic Revenues

Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Six Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	Sep. 26,	Sep. 28,
	2004	2004	2003	2004	2003
United States	$54,633	$53,516	$58,064	$108,149	$115,190
International	79,976	76,295	74,203	156,271	143,312

	$134,609	$129,811	$132,267	$264,420	$258,502